UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 19, 2015
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.
On June 19, 2015, Sun Communities, Inc. (the “Company”) issued to GCP Fund III Ancillary Holding, LLC (the “Purchaser”) (i) 25,664 shares of the Company’s common stock (the “Common Shares”) at an issuance price of $50.00 per share, or $1,283,200 in the aggregate, and (ii) 34,219 shares of the Company’s 6.50% Series A-4 Cumulative Convertible Preferred Stock (the “Preferred Shares”) at an issuance price of $25.00 per share, or $855,475 in the aggregate. All of the Common Shares and Preferred Shares were issued for cash consideration pursuant to the terms of a Subscription Agreement, dated July 30, 2014, as amended, among the Company, Green Court Real Estate Partners III, LLC, and certain other parties. The parties have agreed that no additional securities are issuable under the Subscription Agreement.

The issuance by the Company of the Common Shares and Preferred Shares was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act, based upon the following: (i) the Purchaser confirmed to the Company that it is an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and (ii) the Purchaser acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act.

The Preferred Shares are convertible into shares of the Company’s common stock. The description of such conversion rights set forth in Item 5.03 of the Company’s Current Report on Form 8-K dated November 25, 2014 is incorporated herein by reference.

Item 8.01	Other Events.
On June 22, 2015, the Company filed a prospectus supplement to register the offer and sale of the Common Shares and Preferred Shares from time to time by the Purchaser under the Securities Act pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-203502).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description	Method of Filing
5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith
12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends	Filed herewith
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: June 24, 2015	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
5.1	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Filed herewith
12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Stock Dividends	Filed herewith
23.1	Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation	Included in Exhibit 5.1